                      SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 3, 1999

                       Commission File Number 333-24699



                     COLLINS & AIKMAN FLOORCOVERINGS, INC.
            (Exact name of registrant as specified in its charter)



            Delaware                                       58-2151061
(State or other jurisdiction of               (IRS Employer Identification No.)
 incorporation or organization)

311 Smith Industrial Boulevard, Dalton, Georgia               30721
   (Address of principal executive offices)                 (Zip Code)



     Registrant's telephone number, including area code:   (706) 259-9711

ITEM 5.   OTHER EVENTS

          On August 3, 1999, Collins & Aikman Floorcoverings, Inc., (the "Registrant") issued a press release announcing the purchase of Nova Scotia, Canada based Crossley Carpet Mills Limited. A copy of the press release is included as an exhibit to this report and incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

C. Exhibits

    99.1  Press Release dated August 3, 1999.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  August 3, 1999

                                  COLLINS & AIKMAN FLOORCOVERINGS, INC.



                                  By: /s/ Darrel V. McCay
                                      -------------------------------
                                      Darrel V. McCay
                                      Vice-President and Chief Financial Officer
                                      (Duly Authorized Officer and Principal
                                      Financial and Accounting Officer)



                                       3